UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 16, 2012

SPX CORPORATION

(Exact Name of Registrant as specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-6948 (Commission File Number)	38-1016240 (I.R.S. Employer Identification No.)

13515 Ballantyne Corporate Place

Charlotte, North Carolina 28277

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code  (704) 752-4400

NOT APPLICABLE

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On February 16, 2012, SPX Corporation (the “Company”) issued the press release attached as Exhibit 99.1 hereto and incorporated herein by reference.

The press release incorporated by reference into this Item 2.02 contains disclosure regarding free cash flow from continuing operations and adjusted free cash flow from continuing operations.  Free cash flow from continuing operations is defined as operating cash flow from continuing operations less capital expenditures from continuing operations.  Adjusted free cash flow from continuing operations is defined as free cash flow from continuing operations excluding, for 2011, net cash outflows in connection with the acquisition of the ClydeUnion business relating primarily to the settlement of foreign exchange forward contracts and the purchase of a manufacturing facility in connection with the acquisition, and for 2010, cash paid in connection with the early extinguishment of interest rate protection agreements.  The Company’s management believes that free cash flow from continuing operations is a useful financial measure for investors in evaluating the cash flow performance of industrial companies, since it provides insight into the cash flow available to fund such things as equity repurchases, dividends, mandatory and discretionary debt reduction and acquisitions or other strategic investments. Furthermore, the Company’s management views the cash paid in connection with above-referenced acquisition or for cash paid in connection with the early extinguishment of interest rate protection agreements as anomalous and not indicative of the Company’s ongoing performance.  The foreign exchange contracts were entered into to fix a significant portion of the ClydeUnion purchase price in dollars, and the Company was obligated to purchase the above-referenced manufacturing facility in connection with the acquisition, and accordingly views that capital cost as related to the acquisition.  In addition, although the use of free cash flow from continuing operations and adjusted free cash flow from continuing operations is limited by the fact that the measures can exclude certain cash items that are within management’s discretion, free cash flow from continuing operations and adjusted free cash flow from continuing operations are factors used by the Company’s management in internal evaluations of the overall performance of its business.  Free cash flow from continuing operations and adjusted free cash flow from continuing operations are not measures of financial performance under accounting principles generally accepted in the United States (“GAAP”), and should not be considered substitutes for cash flows from operating activities as determined in accordance with GAAP, should be used in combination with cash flows from operating activities as determined in accordance with GAAP, and may not be comparable to similarly titled measures reported by other companies.

The press release also contains disclosure regarding organic revenue growth (decline), which is defined as revenue growth (decline) excluding the effects of foreign currency fluctuations and acquisitions.  The Company’s management believes that this metric is a useful financial measure for investors in evaluating its operating performance for the periods presented because excluding the effect of currency fluctuations and acquisitions, when read in conjunction with the Company’s revenues, presents a useful tool to evaluate the Company’s ongoing operations and provides investors with a tool they can use to evaluate the Company’s management of assets held from period to period.  In addition, organic revenue growth (decline) is one of the factors the Company’s management uses in internal evaluations of the overall performance of its business. This metric, however, is not a measure of financial performance in accordance with GAAP and should not be considered a substitute for revenue growth (decline) as determined in accordance with GAAP and may not be comparable to similarly titled measures reported by other companies.

The press release also contains disclosure of adjusted diluted net income per share from continuing operations, which is defined as diluted net income per share from continuing operations excluding, for 2011, (1) strategic transaction related amounts, including the operating results of the ClydeUnion business from the date of the acquisition through December 31, 2011, charges associated with the settlement of foreign exchange forward contracts entered into as part of the acquisition, interest expense associated with the financing of the acquisition and deal costs associated with the acquisition and the pending disposition of the Service Solutions business, (2) one-time tax benefits, primarily associated with tax planning strategies, (3) an asset impairment charge associated with a decision to postpone the construction of a manufacturing campus in Shanghai, China, (4) charges associated with amounts deemed uncollectible from an insolvent insurer, and (5) a non-cash impairment charge related to the SPX Heat Transfer Inc. subsidiary and, for 2010, income tax benefits related to the audit of the Company’s 2006 and 2007 U.S. income tax returns and charges related to the early extinguishment of interest rate protection agreements. The Company views each of the above items as anomalous and not indicative of the Company’s performance.  The Company believes adjusted diluted net income per share from continuing operations, when read in conjunction with diluted net income per share from continuing operations, gives investors a useful tool to assess and understand the Company’s overall financial performance, especially when comparing results with previous periods or forecasting performance for future periods, primarily because it excludes items of income or expense that the Company believes are not reflective of its ongoing operating performance, allowing for a better period-to-period comparison of core operations and growth of the Company.  Additionally, the Company’s management uses adjusted diluted net income per share from continuing operations as one measure of the Company’s performance.  The adjusted diluted net income per share from continuing operations measure does not provide investors with an accurate measure of the actual diluted net income per share from continuing operations earned by the Company and should not be considered a substitute for diluted net income per share from continuing operations as determined in accordance with GAAP and may not be comparable to similarly titled measures reported by other companies.

Refer to the tables included in the press release for the components of the Company’s adjusted free cash flow from continuing operations, organic revenue growth (decline), and adjusted diluted net income per share from continuing operations, and for the reconciliations to their respective comparable GAAP measures.

The information in this Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.                                        Financial Statements and Exhibits.

Exhibit
Number	Description

99.1	Press Release issued February 16, 2012, furnished solely pursuant to Item 2.02 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION

Date: February 16, 2012	By:	/s/ Patrick J. O’Leary
Patrick J. O’Leary
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release issued February 16, 2012, furnished solely pursuant to Item 2.02 of Form 8-K.